Exhibit 99.8

(Multicurrency-Cross Border)

                                    ISDA(R)

                   International Swap Dealers Association Inc.

                                MASTER AGREEMENT

                           Dated as of August 10,2000

ENRON NORTH AMERICA CORP.              and                 THE NEW POWER COMPANY
have entered into and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. OBLIGATIONS.

(a) GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the conditions precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

          Copyright (C) by International Swap Dealers Association, Inc.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

      (A) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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      (ii) LIABILITY. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

      (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a Party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) CREDIT SUPPORT DEFAULT.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf):

      (vi) CROSS DEFAULT. If "Cross Default is specified in the Schedule as applying to the Party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


                                       5                            ISDA(R) 1992
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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

      (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(A)(VIII) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be time Affected Party); or

      (v) ADDITIONAL TERMINATION EVENT. If any Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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

6.          EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other Party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1),(3),(5),(6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

      (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) RIGHT TO TERMINATE. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


                                       8                            ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

      (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

            (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the


                                       9                            ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

            (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) TWO AFFECTED PARTIES. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other Party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.


                                       10                           ISDA(R) 1992

7. TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.


                                       11                           ISDA(R) 1992

9. MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement wilt survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document


                                       12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will he governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any


                                       13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" MEANS any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.


                                       14                           ISDA(R) 1992

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(A) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have


                                       15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the Party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.


                                       16                           ISDA(R) 1992

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market


                                       17                           ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be in the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

ENRON NORTH AMERICA CORP.               THE NEW POWER COMPANY
----------------------------------      ----------------------------------------
         (Name of Party)                           (Name of Party)

[INITIALS]                              [INITIALS]
----------
 [LEGAL]


By: /s/ Fred D. Lagrasta                By: /s/ John C. Henderson
    ------------------------------          ------------------------------------
        Name:  Fred D. Lagrasta                 Name:  John C. Henderson
               -------------------                     -------------------------
        Title: Vice President                   Title: VP
               -------------------                     -------------------------
        Date:  August 10, 2000                  Date:  August 8, 2000
               -------------------                     -------------------------

[INITIALS]
----------
 [CREDIT]


                                       18                           ISDA(R) 1992

                                                                  EXECUTION COPY

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                          (MULTICURRENCY-CROSS BORDER)

                          DATED AS OF AUGUST 10, 2000

                                    BETWEEN

         ENRON NORTH AMERICA CORP., A                 THE NEW POWER COMPANY, A CORPORATION
CORPORATION ORGANIZED UNDER THE LAW OF THE STATE     ORGANIZED UNDER THE LAW OF THE STATE OF
         OF DELAWARE ("PARTY A"), AND                           DELAWARE ("PARTY B")

PART 1. TERMINATION PROVISIONS.

      (a) "SPECIFIED ENTITY" means in relation to Party A, none; and in relation to Party B, none.

      (b) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A, and will apply to Party B.

      "THRESHOLD AMOUNT" means: with respect to Party A, U.S. $100,000,000 (or its equivalent in another currency); with respect to Party A's Credit Support Provider, U.S. $100,000,000 (or its equivalent in another currency); and with respect to Party B's Credit Support Provider, U.S. $1,000,000 (or its equivalent in another currency); PROVIDED, THAT, such Threshold Amount shall apply individually and not collectively with respect to each entity set forth above notwithstanding anything to the contrary set forth in Section 5(a)(vi) of the Master Agreement.

      (c) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) as amended below will apply to Party A and to Party B.

      (d) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

      (e) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e): (i) Loss will apply, and (ii) the Second Method will apply.

      (f) "TERMINATION CURRENCY" means United States Dollars.

      (g) Section 5(b)(iv) is hereby amended by adding the following phrase between the closing parenthesis and the semicolon at the end thereof: "PROVIDED, HOWEVER, that the foregoing action or event shall not constitute a Termination Event (1) if after such action or event such resulting, surviving, or transferee entity (which entity is the successor-in-interest to such party) is directly or indirectly owned or controlled by such party's Credit Support Provider, if any, and the Credit Support Documents supporting such party's obligations remain in full force and effect, or (2) so long as in connection with or after such action or event X or its successor or transferee provides (or causes to be provided) to the other party ("Y") within two Local Business Days of Y's written demand therefor Eligible Credit Support in an amount satisfactory to Y in its sole discretion. If such Eligible Credit Support is provided, it shall be in addition to Eligible Credit Support required under the ISDA Credit Support Annex attached hereto as ANNEX A, but it shall be otherwise administered under ANNEX A."

      (h) "CONTRACTUAL CURRENCY" unless otherwise specified in a Confirmation, shall mean United States Dollars.

PART 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e), Party A and Party B make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii), and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), PROVIDED that it shall not be a breach of this representation where reliance is placed on Clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f), Party A and Party B make the following representations:

      (i)   The following representation applies to Party A:

            Party A is a corporation organized under the laws of the State of Delaware.

      (ii)  The following representation applies to Party B:

            Party B is a corporation organized under the laws of the State of Delaware.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

      For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable:

      (a) Tax forms, documents, or certificates to be delivered are: United States Internal Revenue Service Form W-9.

      (b) Other documents to be delivered are:

PARTY REQUIRED    FORM/DOCUMENT/CERTIFICATE          DATE BY WHICH TO BE      COVERED BY
TO DELIVER                                           DELIVERED                SECTION 3(d)
DOCUMENT                                                                      REPRESENTATION
Party A and       Duly executed Credit Support       At execution of this     Yes
Party B           Documents specified in Part 4(d)   Master Agreement

Party A and       Duly executed tax forms, documents, or      At execution of this Master      Yes
Party B           certificates referenced in Part 3(a)        Agreement and as otherwise
                  above                                       provided in Part 3(a) above



Party A  and      Evidence of authority and specimen          At execution of this Master      Yes
Party B           signatures with respect to the party's      Agreement
                  and its Credit Support Provider's (if any)
                  signatories executing this Agreement or
                  any Credit Support Document

Party A           Annual Audited Consolidated Financial       Promptly following demand by     Yes
                  Statement of Party A's Credit Support       Party B, but in no event later
                  Provider certified by independent public    than 120 days after the end
                  accountants                                 of each fiscal year of
                                                              Party A's Credit Support
                                                              Provider if such Financial
                                                              Statement is not available on
                                                              "EDGAR" or Party A's Credit
                                                              Support Provider's home page
                                                              on the World Wide Web at
                                                              www.enron.com

Party A           Quarterly Unaudited Consolidated            Promptly following demand        Yes
                  Financial Statement of Party A's Credit     by Party B, but in no event
                  Support Provider                            later than 60 days after the
                                                              end of each of the first three
                                                              fiscal quarters of each fiscal
                                                              year of Party A's Credit
                                                              Support Provider if such
                                                              Financial Statement is not
                                                              available on "EDGAR" or Party
                                                              A's Credit Support Provider's
                                                              home page on the World Wide
                                                              Web at www.enron.com

Party B           Annual Audited Consolidated Financial       Promptly following demand by     Yes
                  Statement of Party B's Credit               Party A, but in no
                  Support Provider certified by               event later than
                  independent public accountants              120 days after the end of each
                                                              fiscal year of Party B's
                                                              Credit Support Provider

Party B           Quarterly Unaudited Consolidated            Promptly following demand by     Yes
                  Financial Statement of Party B's Credit     Party A, but in no event later
                  Support Provider                            than 60 days after the end of
                                                              each of the first three fiscal
                                                              quarters of each fiscal year
                                                              of Party B's Credit Support
                                                              Provider

PART 4. MISCELLANEOUS.

      (a) ADDRESSES FOR NOTICES. Section 12(a) is hereby amended to delete the following phrase from the second and third line thereof: "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)". For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:                  Enron North America Corp.                   Facsimile No.: (713) 646-4816
                          P.O. Box 4428                               Telephone No.: (713) 853-3300
                          Houston, Texas 77210-4428
Street Address:           1400 Smith Street
(for courier delivery)    Houston, Texas 77002
                          Attn: Director, Documentation Department

A copy of any notice sent to Party A pursuant to Section 5 or 6 or ANNEX A must also be sent to (i) Enron Corp., Attention: Corporate Secretary at the above address and facsimile no. (713) 853-2534, and (ii) Enron North America Corp.,
Attention: Assistant General Counsel, Trading Group at the above address and facsimile no. (713) 646-4818.

Address for notices or communications to Party B:

Address:                  The New Power Company    Facsimile No.: (203) 531-4040
Street Address:           10 Glenville Street      Telephone No.: (203) 531-0400
(for courier delivery)    Greenwich, CT 06831
                          Attn.: Marc Manly

      (b) OFFICES; MULTIBRANCH PARTIES. The provisions of Section 10(a) will be applicable. For the purpose of Section 10(c): Party A is not a Multibranch Party and Party B is not a Multibranch Party.

      (c) CALCULATION AGENT. The Calculation Agent is Party A.

      (d) CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document, each of which is incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such Confirmation: (i) Guaranty dated as of the date hereof by Enron Corp. in favor of Party B as beneficiary thereof in the form attached hereto as EXHIBIT A, (ii) Guaranty dated as of the date hereof by TNPC, Inc. in favor of Party A as beneficiary thereof in the form attached hereto as EXHIBIT B, and (iii) ISDA Credit Support Annex attached hereto as ANNEX A.

      (e) CREDIT SUPPORT PROVIDER. (i) Credit Support Provider means in relation to Party A, Enron Corp., and (ii) Credit Support Provider means in relation to Party B, TNPC, Inc.

      (f) NETTING OF PAYMENTS. Section 2(c)(ii) will not apply to all Transactions.

      (g) GOVERNING LAW. THIS AGREEMENT AND EACH CONFIRMATION WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED, AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAW OF THE STATE OF TEXAS (WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE).

      (h) JURISDICTION. Section 13(b) is hereby deleted in its entirety and replaced with the following:

            (b) AGREEMENT TO ARBITRATE: Any claim, counterclaim, demand, cause of action, dispute, and controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, involving the parties and/or their respective representatives (collectively the "Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration.

      CONDUCT OF THE ARBITRATION, AND AUTHORITY OF THE ARBITRATORS: Arbitration shall be governed by the Federal Arbitration Act and conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators. In deciding the substance of the parties' Claims, the arbitrators shall refer to the Governing Law. It is agreed that the arbitrators shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the American Arbitration Association, the parties hereby waiving their right, if any, to recover any such damages.

      FORUM FOR THE ARBITRATION AND SELECTION OF ARBITRATORS: The arbitration proceeding shall be conducted in Houston, Texas. Within thirty days of the notice of initiation of the arbitration procedure, each party shall select one arbitrator. The two arbitrators shall select a third arbitrator. The third arbitrator shall be a person who has over eight years professional experience in over-the-counter derivative products and who has not previously been employed by either party and does not have a direct or indirect interest in either party or the subject matter of the arbitration. While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral, and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with the party that appointed such arbitrator.

      CONFIDENTIALITY: To the fullest extent permitted by law, any arbitration proceeding and the arbitrators award shall be maintained in confidence by the parties.

      (i) PROCESS AGENT. For the purpose of Section 13(c): Party A appoints as its Process Agent, The Corporation Trust Company, having an office in Wilmington, Delaware on the date of this Agreement at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801; Party B appoints as its Process Agent, The Corporation Trust Company, having an office in Wilmington, Delaware on the date of this Agreement at 1209 Orange Street, Wilmington, Delaware 19801.

PART 5. OTHER PROVISIONS.

      (a) CONDITIONS PRECEDENT. The condition precedent set forth in clause (1) of Section 2(a)(iii) shall not apply to payments owed by a party if the other party shall have satisfied in full all its payment obligations under Section 2(a)(i) and shall at the relevant time have no future payment obligations whether absolute or contingent, under Section 2(a)(i).

      (b) REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following Subsections (g), (h), (i), and (j):

            (g) LINE OF BUSINESS. (i) It is entering into this Agreement, including without limitation, any Credit Support Document to which it is a party and each Transaction, in conjunction with its line of business (including financial intermediation services) or the financing of its business; and (ii) with respect to Options (other than weather-related options), it is a producer, processor, commercial user of, or merchant handling, the commodity subject to the Transaction or the products or byproducts thereof, and is entering into each Option Transaction solely for purposes related to its business as such; and (iii) with respect to any weather-related Transactions, it is exposed in the conduct of its business to the risk of variations in weather and is entering into such Transactions to manage or offset such risks.

            (h) ELIGIBLE SWAP PARTICIPANT. It constitutes an "eligible swap participant" as such term is defined in Rule 35.1(b)(2) of the Commodity Futures Trading Commission, 17 C.F.R.ss.35.1(b)(2) (1993).

            (i) CUSTOMIZATION AND CREDITWORTHINESS. The economic terms of this Agreement, any Credit Support Document to which it is a party, and each Transaction have been individually tailored and negotiated by it; the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, such Credit Support Document, and such Transaction.

            (j) NO RELIANCE. In connection with this Agreement, any Credit Support Document to which it is a party, and each Transaction: (i) it is acting as principal; (ii) the other party is not acting as a fiduciary or financial or investment advisor for it; (iii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; (iv) it has not been given by the other party (directly or indirectly through any other person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement, such Credit Support Document, or such Transaction; (v) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, trading, hedging, and other decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary, and not upon any view expressed by the other party;
      (vi) its decisions have been the result of arm's length negotiations between the parties; and (vii) it is entering into this Agreement, such Credit Support Document, and such Transaction with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume those risks.

      (c) REFERENCE MARKET-MAKERS. The definition of "REFERENCE MARKET-MAKERS" in Section 14 is hereby amended by deleting clause (b) thereof.

      (d) DEFINITIONS. This Agreement, each Confirmation, and each Transaction are subject to the 1991 ISDA Definitions, as such definitions may be amended, supplemented, replaced or modified from time to time (collectively, the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), and will be governed in all respects by the Definitions (except that any references to "Swap Transactions" in the Definitions will be deemed to be references to "Transactions"). The Definitions are incorporated by reference in, and made part of, this Agreement and each relevant Confirmation as if set forth in full in this Agreement and such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.

      (e) PROCEDURES FOR ENTERING INTO TRANSACTIONS. The parties hereby amend
Section 9(e)(ii) by adding the following sentences at the end thereof: "On or promptly following the Trade Date of a Transaction, Party A will send to Party B a Confirmation. Party B will promptly thereafter confirm the accuracy of, or request the correction of, such Confirmation. If any dispute shall arise as to whether an error exists in a Confirmation, the parties shall in good faith make reasonable efforts to resolve the dispute. If Party B fails to accept or dispute the Confirmation in the manner set forth above within two Local Business Days after it was effectively sent to Party B, the Confirmation shall be deemed to correctly reflect the parties' agreement on the terms of the Transaction referred to therein, absent manifest error. The requirement of this Section and elsewhere in this Agreement that the parties exchange Confirmations shall for all purposes be deemed satisfied by a Confirmation sent and an acknowledgment deemed given as provided herein."

      (f) RECORDING. Each party consents to the recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such recording.

      (g) SETOFF. (A) Upon the designation or deemed designation of an Early Termination Date the Non-defaulting Party or the non-Affected Party (in either case, "X") may, at its option and in its discretion, setoff, against any amounts owed to the Defaulting Party or Affected Party (in either case, "Y") in Dollars or any other currency by X or any Affiliate of X under this Agreement or otherwise, any amounts owed in Dollars or any other currency by Y to X or any of its Affiliates (irrespective of place of payment or booking office of the obligation) under this Agreement or otherwise. The obligations of Y and X under this Agreement in respect of such amounts shall be deemed satisfied and discharged to the extent of any such setoff. For this purpose, the amounts subject to the setoff to the extent necessary may be converted by X into the Termination Currency at the rate of exchange at which X, acting in a reasonable manner and in good faith, would be able to purchase the relevant amount of the currency being converted. X will give Y notice of any setoff effected under this section as soon as practicable after the setoff is effected provided that failure to give such notice shall not affect the validity of the setoff. If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained. Nothing herein shall be effective to create a charge or other security interest. This setoff provision shall be without prejudice and in addition to any right of setoff, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

      (B) Notwithstanding any provision to the contrary contained in this Agreement, the Non-defaulting Party or non-Affected Party, as the case may be, shall not be required to pay to the Defaulting Party or Affected Party any amount under Section 6(e) until the Non-defaulting Party or non-Affected Party receives confirmation satisfactory to it in its reasonable discretion (which may include an opinion of its counsel) that all other obligations of any kind whatsoever (whether pursuant to Specified Indebtedness as defined herein or otherwise) of the Defaulting Party or Affected Party to make any payments to the Non-defaulting Party or non-Affected Party or any of its Affiliates under this Agreement or otherwise which are due and payable as of the Early Termination Date hereof have been fully and finally performed.

      (h) LIMITATION OF LIABILITY. NO PARTY SHALL BE REQUIRED TO PAY OR BE LIABLE FOR SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES (WHETHER OR NOT ARISING FROM ITS NEGLIGENCE) TO ANY OTHER PARTY; PROVIDED, HOWEVER, THAT NOTHING IN THIS PROVISION SHALL AFFECT THE ENFORCEABILITY OF SECTION 6(e) OF THIS AGREEMENT. IF AND TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO THIS AGREEMENT IS DEEMED TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE AND AGREE THAT SUCH DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT SUCH PAYMENT IS INTENDED TO BE A REASONABLE AND GENUINE PRE-ESTIMATE AND APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES AND NOT A PENALTY.

      (i) CONFIDENTIALITY. The contents of this Agreement and all other documents relating to this Agreement, and any information made available by one party or its Credit Support Provider to the other party or its Credit Support Provider with respect to this Agreement is confidential and shall not be disclosed to any third party (nor shall any public announcement relating to this Agreement be made by either party), except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, subpoena, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, ruling, or accounting disclosure rule or standard, (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the non-disclosing party or its Credit Support Provider in making such disclosure, or (iv) as may be furnished to the disclosing party's Affiliates, and to each of such person's auditors, attorneys, advisors or lenders which are required to keep the information that is disclosed in confidence.

      (j) TRANSFER. Section 7 is hereby amended by adding the following Subsection (c):

            "(c) Party A and/or Party B may transfer its rights and obligations under this Agreement, in whole but not in part, to any Affiliate so long as the obligations of such Affiliate are guaranteed by Enron Corp., with respect to Party A, and TNPC, Inc., with respect to Party B, pursuant to a guaranty substantially similar to the one provided on behalf of Party A and Party B hereunder, provided that such transfer will not give rise to a Termination Event or an Event of Default."

      (k) APPLICABLE RATE. The definition of "APPLICABLE RATE" set forth in
Section 14 is hereby amended by adding to the end of Subsection (b) of the definition after the word "Rate" the following provision: "; PROVIDED, HOWEVER, that if the payee is a Defaulting Party for purposes of Section 6(e), then the rate shall be the Non-default Rate."

      (l) SEVERABILITY. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; PROVIDED, HOWEVER, that this severability provision shall not be applicable if any provision of Section 1, 2, 5 or 6 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      (m) LIMITATION OF RATE. Notwithstanding any provision to the contrary contained in this Agreement, in no event shall the Default Rate, Non-default Rate, or Termination Rate exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the subject indebtedness under the law applicable to such party.

      (n) EXISTING TRANSACTIONS. In the event that the parties have entered into Transactions prior to the date of this Agreement (collectively, the "Prior Transactions"), the parties agree that all such Prior Transactions shall constitute Transactions under and governed by this Agreement. To the extent of any conflict between the terms and provisions of the Prior Transactions and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

PART 6. ADDITIONAL PROVISIONS FOR COMMODITY DERIVATIVES TRANSACTIONS.

      (a) The 1993 ISDA Commodity Derivatives Definitions, as amended, supplemented, replaced or modified from time to time, (the "Commodity Definitions") are incorporated by reference in this Agreement and the relevant Confirmations with respect to "Transactions," as defined by the Commodity Definitions, in commodities, except as otherwise specifically provided in the relevant Confirmation. All terms used in this Part 6 that are not otherwise defined shall have the meanings given to them in the Commodity Definitions.

      (b) In lieu of Section 7.4(d) of the Commodity Definitions, the "Market Disruption Events" specified in Section 7.4(c)(i), (c)(ii), (c)(iii), (c)(iv),
(c)(v) and (c)(viii) of the Commodity Definitions shall apply, except as otherwise specified in the relevant Confirmation.

      (c) Section 7.4(c)(viii) of the Commodity Definitions is hereby amended by the addition of the following at the end thereof:

            "For these purposes, a limitation of trading on any Commodity Business Day shall be deemed to be material only if the relevant Exchange establishes limits on the range within which the price of the Futures Contract may fluctuate in the first nearby month and the closing or settlement price of such Futures Contract on such day is at the upper or lower limit of that range."

      (d) Section 7.5(e) of the Commodity Definitions is hereby deleted.

      (e) "Additional Market Disruption Events" shall apply only if so specified in the relevant Confirmation.

      (f) The following "Disruption Fallbacks" specified in Section 7.5(c) of the Commodity Definitions shall apply, in the following order, except as otherwise specified in the relevant Confirmation:

      (i) "Postponement", with three (3) Commodity Business Days as the Maximum Days of Disruption;

      (ii) "Fallback Reference Price" (if the relevant parties have specified an alternate Commodity Reference Price in the Confirmation);

      (iii) "Negotiated Fallback" (provided that the reference in Section 7.5(c)(iv) to "fifth Business Day" shall be amended to be "twelfth Business Day"); and

      (iv) The Relevant Price will be determined and calculated as set forth in the definition of "Commodity-Reference Dealers", however, notwithstanding any reference to the number of Specified Prices in such definition, Party A shall obtain in good faith quotations from two (2) leading dealers in the relevant market and the price for that Pricing Date will be the arithmetic mean of the Specified Prices.

      (g) For purposes of any Transaction in which paper or pulp is the relevant Commodity, the phrase "within 30 calendar days" in line 5 of Section 7.3 of the Commodity Definitions shall be replaced by the phrase "within 40 calendar days."

      (h) For purposes of any Transaction in which the relevant Commodity is traded in a market that is less liquid than other OTC derivatives markets, Party B recognizes that (i) such market is less liquid than other OTC derivatives markets; (ii) it may be more difficult for it to obtain quotations from a marketmaker or other dealer that is not a party to the Transaction and consequently to establish an independent value for the Transaction; (iii) any prices or terms quoted by Party A for entering into, modifying, or terminating a Transaction, although based upon what Party A believes to be a commercially reasonable valuation methodology, may be different than if this market were more mature and liquid; and (iv) any valuations which may be provided by Party A do not necessarily reflect Party A's internal bookkeeping or theoretical model-based valuations of the Transaction and may reflect other factors, including without limitation the creditworthiness of a counterparty, costs of carry, use of capital, and profit.

EXECUTED effective as of the date first written above.

ENRON NORTH AMERICA CORP.               THE NEW POWER COMPANY

[INITIALS]                              [INITIALS]
----------
 [LEGAL]


By: /s/ Fred D. Lagrasta                By:    /s/ John C. Henderson
    ------------------------------             ---------------------------------
Name:  Fred D. Lagrasta                 Name:  John C. Henderson
    ------------------------------             ---------------------------------
Title: Vice President                   Title: VP
    ------------------------------             ---------------------------------
Date:  August 10, 2000                  Date:  August 8, 2000
    ------------------------------             ---------------------------------

[INITIALS]
----------
 [CREDIT]

ANNEX A    ISDA CREDIT SUPPORT ANNEX, including Paragraph 13 thereto
SCHEDULE 1 IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT
EXHIBIT A  FORM OF GUARANTY (PARTY A)
EXHIBIT B  FORM OF GUARANTY (PARTY B)

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                    ANNEX A

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                 MASTER AGREEMENT (MULTICURRENCY-CROSS BORDER)
                 ---------------------------------------------

                          dated as of August 10, 2000

                                    between

ENRON NORTH AMERICA CORP.                       THE NEW POWER COMPANY
--------------------------------------and---------------------------------------
              ("Party A")                              ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH I. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor") will be to the other party when acting in that capacity; PROVIDED, HOWEVER, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST.

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

     Copyright(C) by International Swaps and Derivatives Association, Inc.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

      (i) the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

      (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; PROVIDED, HOWEVER, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

      (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

      (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING, Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).


                                       2                            ISDA(R) 1994

(d) SUBSTITUTIONS.

      (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "SUBSTITUTE CREDIT SUPPORT"); and

      (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); PROVIDED that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

      (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

            (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

            (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; PROVIDED that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

            (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

      (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.


                                       3                            ISDA(R) 1994

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

      (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) DISTRIBUTIONS AND INTEREST AMOUNT.

      (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).


                                       4                            ISDA(R) 1994

      (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

      (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

      (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

      (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

      (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

      (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

      (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.


                                       5                            ISDA(R) 1994

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

      (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

      (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

      (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

            (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

      (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

      (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

      (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

      (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.


                                       6                            ISDA(R) 1994

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.


                                       7                            ISDA(R) 1994

PARAGRAPH 12. DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; PROVIDED that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

      (x) the amount of that Cash on that day; multiplied by

      (y) the Interest Rate in effect for that day; divided by

      (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.


                                       8                            ISDA(R) 1994

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; PROVIDED, HOWEVER, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

      (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

      (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.


                                       9                            ISDA(R) 1994

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

      (i) Eligible Collateral or Posted Collateral that is:

            (A) Cash, the amount thereof; and

            (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

      (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

      (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.


                                       10                           ISDA(R) 1994

                                  PARAGRAPH 13
                                     TO THE
                           ISDA CREDIT SUPPORT ANNEX

                          DATED AS OF AUGUST 10, 2000

                                    BETWEEN

     ENRON NORTH AMERICA CORP., A           THE NEW POWER COMPANY, A CORPORATION
CORPORATION ORGANIZED UNDER THE LAW OF      ORGANIZED UNDER THE LAW OF THE STATE
THE STATE OF DELAWARE ("PARTY A"), AND            OF DELAWARE ("PARTY B")

PARAGRAPH 13. ELECTIONS AND VARIABLES.

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

      With respect to Party A: None.

      With respect to Party B: None.

(b) CREDIT SUPPORT OBLIGATIONS.

      (i) DELIVERY AMOUNT, RETURN AMOUNT, AND CREDIT SUPPORT AMOUNT.

      (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

      (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

      (C) "CREDIT SUPPORT AMOUNT" will mean the higher of (i) the amount calculated as provided in the definition of that term in Paragraph 3 and
      (ii) the sum of the Pledgor's Independent Amounts; PROVIDED, THAT, the Credit Support Amount shall be deemed to be zero on any Valuation Date in which there are no Transactions outstanding and Party A and Party B have no obligations, contingent or otherwise, to each other under this Agreement or any Credit Support Document.

      (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL" for the party specified.

                                                                      VALUATION
                                                    PARTY A  PARTY B  PERCENTAGE
            (A)   Cash                                |X|      |X|       100%

            (B)   Negotiable debt obligations         |_|      |_|        98%
                  issued by the U.S. Treasury
                  Department having an
                  original maturity at issuance
                  of not more than one year
                  ("Government Obligations")


                                    Annex A

            (C)   Other: None

      (iii) OTHER ELIGIBLE SUPPORT. The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                                                              VALUATION
                                  PARTY A  PARTY B           PERCENTAGE
            Letters of Credit       |X|      |X|      100% unless either (i) a
                                                      Letter of Credit Default
                                                      shall apply with respect
                                                      to such Letter of Credit
                                                      or (ii) twenty (20) or
                                                      fewer Local Business Days
                                                      remain prior to the
                                                      expiration of such Letter
                                                      of Credit, in which case
                                                      the Valuation Percentage
                                                      shall be 0.

      (iv) THRESHOLDS.

      (A) "INDEPENDENT AMOUNT" means with respect to a party, the amount specified as such for that party in each Confirmation, or if no amount is specified, zero.

      (B) "THRESHOLD" means with respect to Party A, U.S. $10,000,000 and with respect to Party B, U.S. $0; provided, however, that the Threshold for Party A shall be zero upon the occurrence and during the continuance of a Material Adverse Change or an Event of Default or Potential Event of Default with respect to such party.

      (C) "MINIMUM TRANSFER AMOUNT" means with respect to Party A: U.S. $0.

            "MINIMUM TRANSFER AMOUNT" means with respect to Party B: U.S. $0.

      (D) ROUNDING. The Delivery Amount will be rounded up to the nearest integral multiple of U.S. $250,000 and the Return Amount will be rounded down to the nearest integral multiple of U.S. $250,000.

(c) VALUATION AND TIMING.

      (i) "VALUATION AGENT" means, for purposes of Paragraph 3, the party making the demand under Paragraph 3; for purposes of Paragraph 4(d), the Secured Party for purposes of calculating the Value of the Substitute Credit Support and Posted Credit Support involved in the substitution; for purposes of Paragraph 5, the Secured Party; and for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable; provided, however, that in all cases, if an Event of Default or Potential Event of Default or Specified Condition has occurred and is continuing with respect to the party designated as the Valuation Agent, then in such case, and for so long as the Event of Default or Potential Event of Default or Specified Condition continues, the other party shall be the Valuation Agent.

      (ii) "VALUATION DATE" means any Local Business Day.


                                    Annex A

      (iii) "VALUATION TIME" means:

            |_| the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

            |X| the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable;

      provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "NOTIFICATION TIME" means 10:00 a.m., New York time, on a Local Business Day:

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Event(s) will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

      SPECIFIED CONDITION               PARTY A   PARTY B
      Illegality                          |X|       |X|

      Tax Event                           |X|       |X|

      Tax Event Upon Merger               |X|       |X|

      Credit Event Upon Merger            |X|       |X|

      Additional Termination Event(s):    None       None

(e) SUBSTITUTION.

      (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

      (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f) DISPUTE RESOLUTION.

      (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the third Local Business Day following the date on which notice of the dispute is given under Paragraph 5.

      (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support as of the relevant calculation date will be calculated as follows:

            (1) With respect to cash, the face amount thereof; and

            (2) With respect to any Government Obligations, the sum of (A)(x) the mean of the high bid and low asked prices quoted on such date by two principal market makers of recognized national standing (each a "PRINCIPAL MARKET MAKER") for such Government Obligations chosen by the Valuation Agent, or (y) if quotations are not available from two Principal


                                    Annex A

            Market Makers for such date, the mean of such high bid and low asked prices as of the day next preceding such date, on which such quotations were available, plus (B) the accrued interest on such Government Obligations (except to the extent Transferred to a party pursuant to any applicable provision of this Annex or included in the applicable price referred to in (A) of this clause (2)) as of such date, multiplied by the applicable Valuation Percentage.

      (iii) ALTERNATIVE: The provisions of Paragraph 5 will apply except to the following extent; pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time.

(g) HOLDING AND USING POSTED COLLATERAL.

      (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); PROVIDED THAT the following conditions applicable to it are satisfied:

            (1) Party A is not a Defaulting Party and Party A's Credit Support Provider has a Credit Rating from S&P and the lowest Credit Rating for Party A's Credit Support Provider is "BBB-" or higher by S&P.

            (2) Posted Collateral may be held only in the following jurisdictions: Any jurisdiction within the United States.

            (3) The Custodian is a Qualified Institution (as defined below), approved by Party B (which approval shall not be unreasonably withheld). The Custodian shall hold the Posted Collateral in a segregated, safekeeping or custody account within the Custodian with the title of such account indicating that the property contained therein is being held as Posted Collateral for the ownership of Party B, subject to the security interest of Party A.

      Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); PROVIDED THAT the following conditions applicable to it are satisfied:

            (1) Party B is not a Defaulting Party.

            (2) Posted Collateral may he held only in the following jurisdictions: Any jurisdiction in the United States.

            (3) The Custodian is a Qualified Institution, approved by Party A (which approval shall not be unreasonably withheld). The Custodian shall hold the Posted Collateral in a segregated, safekeeping or custody account within the Custodian with the title of such account indicating that the property contained therein is being held as Posted Collateral for the ownership of Party A, subject to the security interest of Party B.

            If a party or its Custodian is not eligible to hold Posted Collateral pursuant to this Section, then it shall be considered a "Downgraded Party" (as defined in Paragraph 13(g)(ii)) and Posted Collateral shall be maintained in accordance with Paragraphs 13(g)(ii) and 13(h)(iii).


                                    Annex A

      (ii) USE OF POSTED COLLATERAL.

      The provisions of Paragraph 6(c) will apply to the parties; PROVIDED, HOWEVER, that if a party or its Custodian is not eligible to hold Posted Collateral pursuant to Paragraph 13(g)(i) (such party shall be the "DOWNGRADED PARTY" and the event that caused it to be ineligible to hold Posted Collateral shall be a "CREDIT RATING EVENT"), then:

            (1) the provisions of Paragraph 6(c) will not apply with respect to the Downgraded Party as the Secured Party; and

            (2) the Downgraded Party shall be required to deliver (or cause to be delivered) not later than the close of business on the second Local Business Day following such Credit Rating Event all Posted Collateral in its possession or held on its behalf to a commercial bank or trust company organized under the law of the United States or a political subdivision thereof, with a Credit Rating of at least "A-" in the case of S&P or "A3" in the case of Moody's ("QUALIFIED INSTITUTION"), approved by the non-Downgraded Party (which approval shall not be unreasonably withheld) to a segregated, safekeeping or custody account ("COLLATERAL ACCOUNT") within such Qualified Institution with the title of the Collateral Account indicating that the property contained therein is being held as Posted Collateral for the Downgraded Party. The Qualified Institution shall serve as Custodian with respect to the Posted Collateral in the Collateral Account, and shall hold such Posted Collateral in accordance with the terms of this Annex and for the security interest of the Downgraded Party and, subject to such security interest, for the ownership of the non-Downgraded Party.

      (iii) For purposes of Section 5(a)(iii) of this Agreement, failure by a party or its Custodian to comply with any of the obligations under this Paragraph 13(g) will constitute an Event of Default with respect to such party if the failure continues for two (2) Local Business Days after notice of the failure is given to that party.

(h) DISTRIBUTIONS AND INTEREST AMOUNT.

      (i) INTEREST RATE. The "INTEREST RATE" will be: Federal Funds Effective Rate as from time to time in effect.

      (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) ALTERNATIVE TO INTEREST AMOUNT AND OTHER MATTERS. The provisions of Paragraphs 6(d)(i) and (ii) will apply except as modified below.

      (A) If the provisions of Paragraph 6(c) do not apply to a party as a result of a Credit Rating Event described in Paragraph 13(g)(ii), the provisions of Paragraphs 6(d)(i) and 6(d)(ii) will not apply, Posted Collateral consisting of Government Obligations, if any, including all Distributions with respect to such Posted Collateral, shall be maintained in the Collateral Account by the Qualified Institution pursuant to Paragraph 13(g)(ii), and the investment of the Posted Collateral consisting of Cash shall be governed in accordance with the following provisions:

      The Qualified Institution holding the Posted Collateral will invest and reinvest or procure the Investment and reinvestment of the Posted Collateral in accordance with the written instructions


                                    Annex A
      of the Pledgor, subject to the approval of such instructions by the Secured Party (which approval shall not be unreasonably withheld), provided that the Secured Party shall not be required to so invest or reinvest or procure such investment or reinvestment if an Event of Default or Potential Event of Default or Specified Condition with respect to the Pledgor shall have occurred and be continuing. The Secured Party shall have no responsibility for any losses resulting from any investment or reinvestment effected in accordance with the Pledgor's instructions.

      For purposes of Section 5(a)(iii) of this Agreement, failure by a party to comply with any of the obligations under this Paragraph 13(h)(iii)(A) will constitute an Event of Default with respect to such party if the failure continues for two (2) Local Business Days after notice of the failure is given to that party.

      (B) If Transfer of an Interest Amount (or any portion thereof) to a Pledgor on any day would result in, or increase, a Delivery Amount (treating the day as a Valuation Date, as provided in Paragraph 6(d)(ii)) but the Pledgor would nonetheless have no obligation to make a Transfer pursuant to Paragraph 3(a) on that day if it were a Valuation Date (because the Delivery Amount is lower than the Pledgor's Minimum Transfer Amount or otherwise), the Secured Party will be required to Transfer that Interest Amount (or portion thereof) to the Pledgor, notwithstanding anything to the contrary in Paragraph 6(d)(ii).

(i) ADDITIONAL REPRESENTATION(S) AND COVENANTS.

Each party represents and covenants to the other party (which representations and covenants will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Credit Support (or, in the case of after-acquired Eligible Credit Support, at the time the other party or its agent acquires rights therein), and which covenants will be deemed to apply at all times) that with respect to the issuance, renewal, substitution, or increase (as the case may be) of a Letter of Credit, such Letter of Credit is the legal, valid, and binding obligation of the issuer thereof, enforceable in accordance with its terms.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

      (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means: The Valuation Percentage times the stated amount then available under the Letter of Credit to be unconditionally drawn by the Secured Party.

      (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: For purposes of Paragraph 3(a), delivery of the Letter of Credit by the Pledgor to the Secured Party at the address specified in this Annex or delivery of an executed amendment to such Letter of Credit (extending the term or increasing the amount available to the Secured Party thereunder) by the Pledgor to the Secured Party at the address specified in this Annex; and for purposes of Paragraph 3(b), return of the Letter of Credit by the Secured Party to the Pledgor, at the address specified in this Annex, or delivery of an executed amendment to the Letter of Credit in form and substance satisfactory to the Pledgor, reducing the amount available to the Secured Party thereunder by the Pledgor to the Secured Party at the address specified in this Annex.

      (iii) All Other Eligible Support and Other Posted Support consisting of Letters of Credit shall be issued and maintained in accordance with the provisions set forth in EXHIBIT A and SCHEDULE 1 attached hereto.


                                    Annex A

(k) DEMANDS AND NOTICES.

All demands, specifications, and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(l) ADDRESSES FOR TRANSFERS.

      Party A: To be provided in notice requesting delivery/return of Eligible Credit Support/Posted Credit Support.

      Party B: To be provided in notice requesting delivery/return of Eligible Credit Support/Posted Credit Support.

(m) OTHER PROVISIONS.

      (i) Paragraph 12 of this Annex is hereby amended by adding the following:

      "CREDIT RATING" means with respect to a party (or its Credit Support Provider, as the case may be) or entity, on any date of determination, the respective ratings then assigned to such party's (or its Credit Support Provider's, as the case may be) or entity's unsecured, senior long-term debt or deposit obligations (not supported by third party credit enhancement) by S&P, Moody's or the other specified rating agency or agencies.

      "FEDERAL FUNDS EFFECTIVE RATE" means, for the relevant determination date the rate opposite the caption "Federal Funds (Effective)" as set forth in the weekly statistical release designated as H.15 (519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

      "LETTER OF CREDIT" means an irrevocable, transferable, standby letter of credit, issued by a major U.S. commercial bank or foreign bank with a U.S. branch office with a Credit Rating of at least "A-" by S&P and "A3" by Moody's, utilizing the form set forth in SCHEDULE 1 attached hereto, with such changes to the terms in that form as the issuing bank may require and as may be acceptable to the party in whose favor the letter of credit is issued. Each Letter of Credit shall be a Credit Support Document.

      "MATERIAL ADVERSE CHANGE" means with respect to Party A, its Credit Support Provider's Credit Rating is below "BBB-" by S&P.

      "MOODY'S" means Moody's Investors Service, Inc. or its successor.

      "S&P" means the Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or its successor.

      (ii) Paragraph 6(d)(i) is hereby amended by adding the following sentence:

            "Subject to Paragraph 4(a) and only to the extent contemplated in the previous sentence, if a Secured Party receives or is deemed to receive Distributions on a day that is not a Local Business Day, or after its close of business on a Local Business Day, it will Transfer Distributions to the Pledgor on the second following Local Business Day."


                                    Annex A

      (iii) Paragraph 7(i) is hereby amended by deleting the words "Eligible Collateral" and replacing them with the words "Eligible Credit Support."


                                    Annex A

                                   EXHIBIT A
                                TO PARAGRAPH 13
                                   OF ANNEX A

                          LETTER OF CREDIT PROVISIONS

I. LETTERS OF CREDIT. Posted Credit Support provided by one party ("X") for the benefit of the other ("Y") in the form of a Letter of Credit shall be subject to the following provisions.

      (a) Any Letter of Credit shall be delivered by X to such address as Y shall specify and shall be maintained for the benefit of Y or its designee. X or the issuer of the Letter of Credit shall (i) renew or cause the renewal of each outstanding Letter of Credit on a timely basis as provided in the relevant Letter of Credit, (ii) if the bank that issued an outstanding Letter of Credit has indicated its intent not to renew such Letter of Credit, provide either a substitute Letter of Credit or other Eligible Credit Support, in each case at least twenty (20) Local Business Days prior to the expiration of the outstanding Letter of Credit, and
      (iii) if a bank issuing a Letter of Credit shall fail to honor Y's properly documented request to draw on an outstanding Letter of Credit, provide for the benefit of Y either a substitute Letter of Credit that is issued by a bank acceptable to Y or other Eligible Credit Support, in each case within two (2) Local Business Days after such refusal.

      (b) Upon the occurrence of a Letter of Credit Default, X agrees to deliver to Y either a substitute Letter of Credit or other Eligible Credit Support, in each case on or before the second Local Business Day after the occurrence thereof (or on or before the fifth Local Business Day after the occurrence thereof if only clause (i) under the definition of Letter of Credit Default applies). "LETTER OF CREDIT DEFAULT" shall mean with respect to an outstanding Letter of Credit, the occurrence of any of the following events: (i) the issuer of such Letter of Credit shall fail to maintain a Credit Rating of at least "A-" by S&P or "A3" by Moody's; (ii) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit if such failure shall be continuing after the lapse of any applicable grace period; (iii) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (iv) such Letter of Credit shall expire or terminate, or shall fail or cease to be in full force and effect at any time during the term of this Agreement; or (v) any event analogous to an event specified in
      Section 5(a)(vii) of this Agreement shall occur with respect to the issuer of such Letter of Credit; PROVIDED, HOWEVER, that no Letter of Credit Default shall occur in any event with respect to a Letter of Credit after the time such Letter of Credit is required to be canceled or returned to X in accordance with the terms of this Agreement.

      (c) As one method of providing additional Posted Credit Support, X may increase the amount of an outstanding Letter of Credit or establish one or more additional Letters of Credit.

      (d) (i) A Letter of Credit shall provide that Y may draw upon the Letter of Credit in an amount that is equal to all amounts that are due and owing from X but have not been paid to Y within the time allowed for such payments under this Agreement. A Letter of Credit shall provide that a drawing may he made on the Letter of Credit upon submission to the bank issuing the Letter of Credit of one or more certificates of Y in accordance with the specific requirements of the Letter of Credit.

      (ii) Upon or at any time after the occurrence of an Event of Default with respect to X, Y may draw on the entire, undrawn portion of any outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates in accordance with the specific requirements of the Letter of Credit. Cash proceeds received from drawing upon the Letter of Credit shall be deemed Posted Collateral and shall either be (y) applied against all amounts that are due and owing from X but have not been paid to Y within the time allowed for such payments under this Agreement or (z) maintained in accordance with this Annex. Notwithstanding Y's receipt of Cash under the Letter of Credit, X shall remain liable to Y for any failure to Transfer sufficient


                                   EXHIBIT A
                                to Paragraph 13
                                   of Annex A

      Eligible Credit Support to Y in accordance with the terms of this Annex. In addition, X shall remain liable for any amounts owing to Y and remaining unpaid after the application of the amounts so drawn by Y.

      (e) If a party's Credit Support Provider shall furnish a Letter of Credit hereunder, the amount otherwise required under such Letter of Credit may at the option of such Credit Support Provider be reduced by the amount of any Letter of Credit established by such party (but only for such time as such party's Letter of Credit shall be in effect). In the event a party shall be required to furnish a Letter of Credit hereunder, the amount otherwise required under such Letter of Credit may at the option of such party be reduced by the amount of any Letter of Credit established by such party's Credit Support Provider (but only for such time as such Credit Support Provider's Letter of Credit shall be in effect).

      (f) Upon or at any time after the occurrence or deemed occurrence of an Early Termination Date as a result of a Termination Event and the failure of X to make all payments due and owing to Y in accordance with the terms of this Agreement, Y may draw on any outstanding Letter of Credit in an amount equal to such amounts owing to it. X shall remain liable for any amounts owing to Y and remaining unpaid after the application of the amounts so drawn by Y.

      (g) The provisions of this EXHIBIT A shall constitute agreements for all purposes of this Agreement and this Annex, including Section 5(a)(iii) of this Agreement.


                                   EXHIBIT A
                                to Paragraph 13
                                   of Annex A

                                   SCHEDULE 1

            IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT FORMAT
                        DATE OF ISSUANCE: ______________

[Address]
      Re: Credit No. _______________

      We hereby establish our Irrevocable Transferable Standby Letter of Credit in your favor for the account of ______________ (the "Account Party"), for the aggregate amount not exceeding _____________ United States Dollars ($_____), available to you at sight upon demand at our counters at (LOCATION) on or before the expiration hereof against presentation to us of one or more of the following statements, dated and signed by a representative of the beneficiary:

      1. "An Event of Default (as defined in the Master Agreement dated as of ________ between beneficiary and Account Party, as the same may have been amended (the "Master Agreement")) has occurred and is continuing with respect to Account Party under the Master Agreement."; or

      2. "An Early Termination Date (as defined in the Master Agreement) has occurred as a result of a Termination Event (as defined in the Master Agreement) and Account Party has failed to make all payments due and owing to beneficiary in accordance with the terms of the Master Agreement."

      The amount which may be drawn by you under this Letter of Credit shall be automatically reduced by the amount of any drawings paid through the Issuing Bank referencing this Letter of Credit No. ____. Partial drawings are permitted hereunder.

      This Letter of Credit shall expire ________ (____) days from the date of issuance, but shall automatically extend without amendment for additional _______________ (______)-day periods from such expiration date and from subsequent expiration dates, if you, as beneficiary, and the Account Party have not received due notice of our intention not to renew ninety (90) days prior to any such expiration date.

      We hereby agree with you that documents drawn under and in compliance with the terms of this Letter of Credit shall be duly honored upon presentation as specified.

      This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 (the "UCP"), except to the extent that the terms hereof are inconsistent with the provisions of the UCP, including but not limited to Articles 13(b) and 17 of the UCP, in which case the terms of this Letter of Credit shall govern.

      With respect to Article 13(b) of the UCP, the Issuing Bank shall have a reasonable amount of time, not to exceed three (3) banking days following the date of its receipt of documents from the beneficiary, to examine the documents and determine whether to take up or refuse the documents and to inform the beneficiary accordingly.

      In the event of an Act of God, riot, civil commotion, insurrection, war or any other cause beyond our control that interrupts our business (collectively, an "Interruption Event") and causes the place for presentation of this Letter of Credit to be closed for business on the last day for presentation, the expiry date of this Letter of Credit will be automatically extended without amendment to a date thirty (30) calendar days after the place for presentation reopens for business.

      This Letter of Credit is transferable, and we hereby consent to such transfer, but otherwise may not be amended, changed or modified without the express written consent of the beneficiary, the Issuing Bank and the Account Party.

                                          [BANK SIGNATURE]

                                   EXHIBIT A

                                  ENRON CORP.

                                    GUARANTY

      This Guaranty (the "Guaranty"), dated as of August 10, 2000, is made and entered into by ENRON CORP., an Oregon corporation ("Guarantor").

                              W I T N E S S E T H:

      WHEREAS, THE NEW POWER COMPANY, a Delaware corporation ("Counterparty") and ENRON NORTH AMERICA CORP. ("Enron"), a wholly owned subsidiary of Guarantor, are contemplating entering into one or more swap, option or other financially-settled derivative transactions, which transactions will be evidenced by one or more swap agreements, confirmations and/or master agreements, including without limitation, the Master Agreement of even date herewith (the "Master Agreement") (all such swap, option or other financially-settled derivative transactions and the agreements evidencing same, including without limitation, the Master Agreement, whether entered into prior to, on or after the date hereof, as the same may from time to time be modified, amended and supplemented, shall be referred to herein collectively as the "Contract"); and

      WHEREAS, Guarantor will directly or indirectly benefit from the transactions to be entered into between Enron and Counterparty,

      NOW THEREFORE, in consideration of Counterparty entering into the Contract, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the provisions hereof, Guarantor hereby irrevocably and unconditionally guarantees the timely payment when due of the obligations of Enron (the "Obligations") to Counterparty under the Contract. This Guaranty shall constitute a guarantee of payment and not of collection. The liability of Guarantor under the Guaranty shall be subject to the following:

            (a) Guarantor's liability hereunder shall be and is specifically limited to payments expressly required to be made under the Contract (even if such payments are deemed to be damages) and, except to the extent specifically provided in the Contract, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other damages, costs, or attorney's fees.

            (b) The aggregate amount covered by this Guaranty shall not exceed U.S. $10,000,000.

      2. DEMANDS AND NOTICE. Upon the occurrence and during the continuance of an Event of Default, if Enron fails or refuses to pay any Obligations and Counterparty has elected to exercise its rights under this Guaranty, Counterparty shall make a demand upon Guarantor (hereinafter referred to as a "Payment Demand"). A Payment Demand shall be in writing and shall reasonably and briefly specify in what manner and what amount Enron has failed to pay and an explanation of why such payment is due, with a specific statement that Counterparty is calling upon Guarantor to pay under this Guaranty. A Payment Demand satisfying the foregoing requirements shall be required with respect to Obligations before Guarantor is required to pay such Obligations hereunder and shall be deemed sufficient notice to Guarantor that it must pay the Obligations within five (5) Business Days after its receipt of the Payment Demand. A single written Payment Demand shall be effective as to any specific default during the


                                   Exhibit A
continuance of such default, until Enron or Guarantor has cured such default, and additional written demands concerning such default shall not be required until such default is cured.

      3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

            (a) it is a corporation duly organized and validly existing under the laws of the State of Oregon and has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Guaranty;

            (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty; and

            (c) this Guaranty, when executed and delivered, will constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

      4. SETOFFS AND COUNTERCLAIMS. Without limiting Guarantor's own defenses and rights hereunder, Guarantor reserves to itself all rights, setoffs, counterclaims and other defenses to which Enron or any other affiliate of Guarantor is or may be entitled to arising from or out of the Contract or otherwise, except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Enron.

      5. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and Counterparty.

      6. WAIVERS. Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand concerning the liabilities of Guarantor, except as expressly hereinabove set forth; and (c) any right to require that any action or proceeding be brought against Enron or any other person, or except as expressly hereinabove set forth, to require that Counterparty seek enforcement of any performance against Enron or any other person, prior to any action against Guarantor under the terms hereof.

      Except as to applicable statutes of limitation, no delay of Counterparty in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any obligations hereunder.

      Guarantor consents to the renewal, compromise, extension, acceleration or other changes in the time of payment of or other changes in the terms of the Obligations, or any part thereof or any changes or modifications to the terms of the Contract.

      Guarantor may terminate this Guaranty by providing written notice of such termination to Counterparty and upon the effectiveness of such termination, Guarantor shall have no further liability hereunder, except as provided in the last sentence of this paragraph. No such termination shall be effective until five (5) Business Days after receipt by Counterparty of such termination notice. No such termination shall affect Guarantor's liability with respect to any Transaction (as defined in the Contract) entered into prior to the time the termination is effective, which Transaction shall remain guaranteed pursuant to the terms of this Guaranty.

      7. NOTICE. Any Payment Demand, notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telegram or telecopier, as follows:


                                   Exhibit A

To Counterparty: The New Power Company     To Guarantor: Enron Corp.
                 10 Glenville Street                     1400 Smith Street
                 Greenwich, CT 06831                     Houston, Texas 77002
                 Attn.: Marc Manly                       Attn.: Vice President,
                 Fax No.: (203) 531-0404                 Finance and Treasurer
                                                         Fax No.: (713) 646-3422

A copy of any notice sent to Guarantor pursuant hereto must also be sent to the above address to: (i) Enron Corp., Attention: Corporate Secretary, Fax No. (713) 853-2534, and (ii) Enron North America Corp., Attention: Assistant General Counsel, Trading Group, Fax No. (713) 646-4818.

      Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      8. MISCELLANEOUS. This Guaranty shall in all respects be governed by, and construed in accordance with, the law of the State of Texas, without regard to principles of conflicts of laws. This Guaranty shall be binding upon Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Counterparty, its successors and assigns. The Guaranty embodies the entire agreement and understanding between Guarantor and Counterparty and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof.

      IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on August ___, 2000, but it is effective as of the date first above written.

                                        ENRON CORP.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                   Exhibit A

                                   EXHIBIT B

                                   TNPC, INC.

                                    GUARANTY


      This Guaranty (the "Guaranty"), dated as of August 10, 2000, is made and entered into by TNPC, INC., a Delaware corporation ("Guarantor").

                              W I T N E S S E T H:

      WHEREAS, THE NEW POWER COMPANY, a wholly owned subsidiary of Guarantor ("Counterparty") and ENRON NORTH AMERICA CORP., a Delaware corporation ("Enron"), are contemplating entering into one or more swap, option or other financially-settled derivative transactions, which transactions will be evidenced by one or more swap agreements, confirmations and/or master agreements, including without limitation, the Master Agreement of even date herewith (the "Master Agreement") (all such swap, option or other financially-settled derivative transactions and the agreements evidencing same, including without limitation, the Master Agreement, whether entered into prior to, on or after the date hereof, as the same may from time to time be modified, amended and supplemented, shall be referred to herein collectively as the "Contract"); and

      WHEREAS, Guarantor will directly or indirectly benefit from the transactions to be entered into between Enron and Counterparty.

      NOW THEREFORE, in consideration of Enron entering into the Contract, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the provisions hereof, Guarantor hereby irrevocably and unconditionally guarantees the timely payment when due of the obligations of Counterparty (the "Obligations") to Enron under the Contract. This Guaranty shall constitute a guarantee of payment and not of collection. The liability of Guarantor under the Guaranty shall he subject to the following:

      (a) Guarantor's liability hereunder shall be and is specifically limited to payments expressly required to be made under the Contract (even if such payments are deemed to be damages) and, except to the extent specifically provided in the Contract, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other damages, costs, or attorney's fees.

      (b) The aggregate amount covered by this Guaranty shall not exceed U.S. $1,000,000.

      2. DEMANDS AND NOTICE. Upon the occurrence and during the continuance of an Event of Default, if Counterparty fails or refuses to pay any Obligations and Enron has elected to exercise its rights under this Guaranty, Enron shall make a demand upon Guarantor (hereinafter referred to as a "Payment Demand"). A Payment Demand shall be in writing and shall reasonably and briefly specify in what manner and what amount Counterparty has failed to pay and an explanation of why such payment is due, with a specific statement that Enron is calling upon Guarantor to pay under this Guaranty. A Payment Demand satisfying the foregoing requirements shall be required with respect to Obligations before Guarantor is required to pay such Obligations hereunder and shall be deemed sufficient notice to Guarantor that it must pay the Obligations within five (5) Business Days after its receipt of the Payment Demand. A single written Payment Demand shall be effective as to any specific default during the continuance of such default, until Counterparty or Guarantor has cured such default, and additional written demands concerning such default shall not be required until such default is cured.

      3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:


                                   Exhibit B

      (a) it is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Guaranty;

      (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty; and

      (c) this Guaranty, when executed and delivered, will constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

      4. SETOFFS AND COUNTERCLAIMS. Without limiting Guarantor's own defenses and rights hereunder, Guarantor reserves to itself all rights, setoffs, counterclaims and other defenses to which Counterparty or any other affiliate of Guarantor is or may be entitled to arising from or out of the Contract or otherwise, except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Counterparty.

      5. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and Enron.

      6. WAIVERS. Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand concerning the liabilities of Guarantor, except as expressly hereinabove set forth; and (c) any right to require that any action or proceeding be brought against Counterparty or any other person, or except as expressly hereinabove set forth, to require that Enron seek enforcement of any performance against Counterparty or any other person, prior to any action against Guarantor under the terms hereof. Except as to applicable statutes of limitation, no delay of Enron in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any obligations hereunder. Guarantor consents to the renewal, compromise, extension, acceleration or other changes in the time of payment of or other changes in the terms of the Obligations, or any part thereof or any changes or modifications to the terms of the Contract.

      Guarantor may terminate this Guaranty by providing written notice of such termination to Enron and upon the effectiveness of such termination, Guarantor shall have no further liability hereunder, except as provided in the last sentence of this paragraph. No such termination shall be effective until five
(5) Business Days after receipt by Enron of such termination notice. No such termination shall affect Guarantor's liability with respect to any Transaction (as defined in the Contract) entered into prior to the time the termination is effective, which Transaction shall remain guaranteed pursuant to the terms of this Guaranty.

      7. NOTICE. Any Payment Demand, notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telegram or telecopier, as follows:

To      Enron North America Corp.         To Guarantor:  TNPC, INC.
Enron:
        1400 Smith Street                                10 Glenville Street
        Houston, Texas 77002                             Greenwich, CT 06831
        Attn.: Director, Documentation                   Attn.: Marc Manly
               Department                                Fax No.: (203) 531-0404
        Fax No.: (713) 646-4816


                                   Exhibit B

A copy of any notice sent to Enron pursuant hereto must also be sent to the above address to: (i) Enron Corp., Attention: Corporate Secretary, Fax No. (713) 853-2534, and (ii) Enron North America Corp., Attention: Assistant General Counsel, Trading Group, Fax No. (713) 646-4818.

      Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipients next business day after receipt if not received during the recipient's normal business hours. All notices by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      8. MISCELLANEOUS. This Guaranty shall in all respects be governed by, and construed in accordance with, the law of the State of Texas, without regard to principles of conflicts of laws. This Guaranty shall be binding upon Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Enron, its successors and assigns. The Guaranty embodies the entire agreement and understanding between Guarantor and Enron and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof.

      IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on August ___, 2000, but it is effective as of the date first above written.

                                        TNPC, INC.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                   Exhibit B
                                     Page 3